                                                         Exhibit Index at Page 3


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                  April 9, 2003
                                                 -------------------------------

                               Genesee Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


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
   New York                              0-1653                          16-0445920
------------------------------------------------------------------------------------------------
(State or other Jurisdiction             (Commission                     (IRS Employer
of Incorporation)                        File Number)                    Identification No.)

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
 600 Powers Building, 16 West Main Street,  Rochester, New York          14614
------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                 (Zip Code)
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Registrant's telephone number, including area code:   (585) 454-1250
                                                   ----------------------------


Item 5. Other Events.

        Genesee Corporation issued a news release on April 9, 2003, which is filed with this report as Exhibit 99.

Item 7. Exhibits.

        An exhibit filed with this report is identified in the Exhibit Index at Page 3.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Genesee Corporation

Date:  April 9, 2003              By  /s/ Steven M. Morse
     -----------------------          -----------------------------------------
                                      Steven M. Morse, Vice President and Chief
                                      Financial Officer
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Page 3


                                  EXHIBIT INDEX

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                                                                    Page
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
Exhibit 99       News Release Dated April 9, 2003                    4
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